THE ADVISORS' INNER CIRCLE FUND II

                           REAVES SELECT RESEARCH FUND

          SUPPLEMENT DATED AUGUST 17, 2005 TO THE INSTITUTIONAL SHARES
            PROSPECTUS DATED DECEMBER 22, 2004 AND THE CLASS A SHARES
          PROSPECTUS DATED MARCH 31, 2005, AND ANY SUPPLEMENTS THERETO


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.


The prospectuses are hereby amended and supplemented to discuss the Fund's investments in master limited partnerships as follows:


o On page 1 of the Institutional Shares Prospectus and Class A Shares Prospectus, respectively, the following is inserted as the third sentence under the heading "Investment Strategy":

                  The Fund may also invest in master limited partnerships involving such companies.


o On page 5 of the Institutional Shares Prospectus and Class A Shares Prospectus, respectively, the following replaces the fourth paragraph under the heading "More Information About Risk":

                  EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Other equity securities in which the Fund may invest include:

        o Master Limited Partnerships ("MLPs"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


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                       THE ADVISORS' INNER CIRCLE FUND II

                           REAVES SELECT RESEARCH FUND


         SUPPLEMENT DATED AUGUST 17, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED DECEMBER 22, 2004, AND ANY SUPPLEMENTS THERETO


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.


The SAI is hereby amended and supplemented to discuss the Fund's investments in master limited partnerships as follows:


o Under the heading "Description of Permitted Investments" beginning on page S-2 and beneath the sub-heading "Equity Securities", the following has been added:

        o MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

                    The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in oil and gas industries.


o Under the heading "Taxes" beginning on page S-19, the following has been added after the fifth paragraph:

                    QUALIFIED PUBLICLY TRADED PARTNERSHIPS. The Fund intends to invest in one or more qualified publicly traded partnerships. Net income derived from an interest in qualified publicly traded partnerships qualifies for purposes of satisfying the 90% gross income test imposed on the Fund under Subchapter M of the Code. In addition, subject to certain limitations, the securities of qualified publicly traded partnerships satisfy the asset diversification tests imposed on the Fund under Subchapter M of the Code. The Fund intends to limit its purchases of securities issued by any one qualified publicly traded partnership to an amount that does not exceed 1% of the total value of the Fund's total assets and to limit its total purchases of securities issued by all the qualified publicly traded partnerships in the Fund's portfolio to an amount that does not exceed 10% of the total value of the Fund's total assets. These limitations are within the limits imposed under the diversification tests.

                    For these purposes, the term "qualified publicly traded partnership" means any partnership if (i) interests in such partnership are traded on an established securities market or (ii) interests in such partnership are readily tradable on a secondary market (or the substantial equivalent thereof) and (iii) less than 90 percent of the partnership's gross income is derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies.

                    The Fund intends to limit its acquisition of interests in qualified publicly traded partnerships that are not treated as corporations for federal income tax purposes under
                    Section 7704(b) of the Code.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE